Exhibit 99.1

Irrevocable Standby Letter of Credit

No. P-622662

June 9, 2005

U.S. Bank National Association, as trustee
1350 Euclid Avenue, 11th Floor
Cleveland, OH 44115
Attention: Katherine Esber

Ladies and Gentlemen:

     At the request and for the account of Nextel Finance Company, JPMorgan Chase Bank, N.A. (“JPMorgan Chase”), together with Citibank, N.A.; Bank of America, N.A.; The Bank of Nova Scotia; Barclays Bank PLC; Wachovia Bank, National Association; Société Générale; and The Royal Bank of Scotland plc (such banks collectively with JPMorgan Chase, the “Issuing Banks” and individually an “Issuing Bank”) hereby establish, severally, in the respective amounts specified below, in your favor, their Irrevocable Standby Letter of Credit No. P-622662 (the “Letter of Credit”) in the aggregate amount of $2,500,000,000 (Two Billion Five Hundred Million United States Dollars) (the “Stated Amount”). Anything in this Letter of Credit to the contrary notwithstanding, the obligations of the Issuing Banks hereunder shall be several and not joint with each Issuing Bank being obligated for $312,500,000.00 (Three Hundred Twelve Million Five Hundred Thousand United States Dollars). The amount of each such obligation with respect to the Issuing Banks shall reduce pro rata as the Stated Amount may from time to time be reduced in accordance with this Letter of Credit. This Letter of Credit is being provided by Nextel Communications, Inc. (“Nextel”) pursuant to the Report and Order and Fifth Report and Order and Fourth Memorandum Opinion and Order, and Order dated as of August 6, 2004 issued by the Federal Communications Commission (“Commission”) in the Matter of Improving Public Safety Communications in the 800 MHz Band, as modified by subsequent errata and orders that have been issued by the Commission (collectively, the “Order”). The several percentage of each of the Issuing Banks as to any drawings hereunder (each a “Letter of Credit Percentage” and collectively the “Letter of Credit Percentages”) shall be that percentage set forth on the signature page for such Issuing Bank, or such other percentage as is specified pursuant to the eighth paragraph hereof. The maximum amount that may be drawn under this Letter of Credit is $2,500,000,000.

     This Letter of Credit shall expire on the date (the “Expiration Date”) that is the earliest to occur of (i) subject to the next succeeding paragraph, the close of banking business at the counters of JPMorgan Chase, the address of which is described in the fourth paragraph hereof, on the date which is one year from the date of issuance hereof, (ii) upon receipt by JPMorgan Chase of a certificate purportedly signed by the Transition Administrator (as defined below) or, if not an individual, purportedly signed by two authorized representatives of the Transition Administrator, and in either case purportedly countersigned by an authorized signatory of the Commission in the form attached as Annex E, (iii) in the event of automatic extensions, the then current expiry date in effect, in a year when a notice of non-renewal, conforming to the requirements set forth in the next succeeding paragraph, is sent to you by JPMorgan Chase or (iv) the Ultimate Expiration Date (as defined below). For purposes hereof, “Transition Administrator” means the Transition Administrator appointed pursuant to, and serving in such capacity in accordance with, the Order.

     It is a condition of this Letter of Credit that it shall be automatically extended for a period of one year, from the present or any future expiration date as provided for herein, unless at least sixty (60) days prior to the then current Expiration Date, but not earlier than ninety (90) days prior to such date, JPMorgan Chase, on behalf of the Issuing Banks, sends notice to you (and to the Commission at its address indicated in Annex G), in writing by a nationally recognized overnight delivery service, that this Letter of Credit will not be extended for any additional periods. The above notwithstanding, this Letter of Credit will expire, without further extensions, on July 26, 2009 (the “Ultimate Expiration Date”).

     Funds under this Letter of Credit are available to you against your draft (which shall be in the aggregate amount being concurrently drawn against all Issuing Banks) in the form attached hereto as Annex A, presented at the office of JPMorgan Chase referenced below, and referring thereon to the number of this Letter of Credit, accompanied by your written and completed certificate purportedly signed by you substantially in the form of Annex B-1 attached hereto and, as applicable, either the Transition Administrator’s written and completed certificate purportedly signed by the Transition Administrator substantially in the form of Annex B-2 attached hereto or the Commission’s written and completed certificate purportedly signed by an authorized signatory of the Commission substantially in the form of Annex B-3 attached hereto. Such draft and certificates shall be dated the date of presentation or an earlier date, which presentation shall be made at the counters of JPMorgan Chase at their office located at 10420 Highland Manor Dr., 4th Fl., Tampa, FL 33610, Attn: Standby Letter of Credit Dept., and shall be effected either by personal delivery or delivery by a nationally recognized overnight delivery service.

     JPMorgan Chase hereby commits and agrees to accept any such presentation at such office on behalf of the Issuing Banks made on or prior to the Expiration Date, and if such presentation of documents appears on its face to comply with the terms and conditions of this Letter of Credit and is made prior to 5:00 p.m. New York time on a Business Day, will notify the Issuing Banks on the next succeeding Business Day at their respective addresses indicated on Annex G (identifying each Issuing Bank’s L/C Reference Number indicated opposite its signature hereto), of their obligations to honor the same. Each of the Issuing Banks will pay its Letter of Credit Percentage of all such drawings under this Letter of Credit with its own funds not later than the date (herein, the “Issuing Bank Payment Date”) two Business Days after receipt of such notice from JPMorgan Chase to an account of JPMorgan Chase that shall be specified by JPMorgan Chase in such notice. Payment under this Letter of Credit shall be made by the Issuing Banks by wire transfer of immediately available funds to JPMorgan Chase for your account. Not later than 6:00 p.m. New York time on the Business Day next following the Issuing Bank Payment Date, all such funds that have been received by JPMorgan Chase from the Issuing Banks (including from JPMorgan Chase itself) prior to the close of business on the Issuing Bank Payment Date shall be transferred by JPMorgan Chase to you or your successor, as Letter of Credit Trustee appointed pursuant to, and serving in such capacity in accordance with, the Order (the “Trustee”) in accordance with the instructions set forth in the draft presented in connection with such draw under this Letter of Credit. Each of the Issuing Banks agrees, for itself alone and not jointly with any other bank, to pay its Letter of Credit Percentage of any draft drawn by you under this paragraph and presented to JPMorgan Chase in accordance with the terms and conditions hereinafter set forth. For purposes hereof, “Business Day” means any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed.

     In the event that any one or more Issuing Banks shall have failed to transfer to JPMorgan Chase prior to the close of business on the Issuing Bank Payment Date for any drawing (including any prior drawing under this paragraph) the full amount of the portion of such drawing that is to be paid by it (any defaulted amount of such drawing being herein called the “Defaulted Amount”) then, at the time of payment by JPMorgan Chase to you of such drawing, JPMorgan Chase shall notify you of the identity of each Issuing Bank that shall have failed to transfer to JPMorgan Chase its portion of such drawing, and the Defaulted Amount for each such Issuing Bank. In such event, without limiting any rights and remedies that you may have against such defaulting Issuing Bank(s) by reason of such failure, you shall be entitled to make a supplemental drawing under this Letter of Credit from each of the remaining Issuing Banks (herein, the “Non-Defaulting Issuing Banks”) for the aggregate Defaulted Amount. Such drawing shall be made by your presentation to JPMorgan Chase of your written and completed certificate purportedly signed by you substantially in the form of Annex C attached hereto. Such certificate shall be dated the date of presentation or a date not earlier than the original drawing in respect of which such failure occurred, and shall be presented to JPMorgan Chase at the location specified in the fourth paragraph hereof. Such certificate shall be accepted and processed by JPMorgan Chase in the same manner as required in the preceding paragraph for the original drawing in respect of which such failure occurred. Similarly, payment by each Non-Defaulting Issuing Bank (and by JPMorgan Chase) of such drawing shall be made in the same manner as required in the preceding paragraph for such original drawing, provided that each of such Non-Defaulting Issuing Banks agrees, for itself alone and not jointly with any other Issuing Bank, to pay that percentage of such drawing as is equal to the percentage equivalent of the ratio of (i) the Letter of Credit

Percentage of such Non-Defaulting Issuing Bank divided by (ii) the sum of the Letter of Credit Percentages of all of the Non-Defaulting Issuing Banks.

     Upon the transfer by an Issuing Bank to JPMorgan Chase as provided above of the amount of any drawing under this Letter of Credit of the portion of such drawing to be paid by such Issuing Bank, such Issuing Bank shall be fully discharged of its obligations under this Letter of Credit with respect to such drawing, and such Issuing Bank shall not be obligated thereafter to make any further payments under this Letter of Credit in respect of such drawing. The failure of any Issuing Bank to make funds available to you under this Letter of Credit shall not relieve any other Issuing Bank of its obligation hereunder to make funds available to you; except as provided in the sixth paragraph hereof, no Issuing Bank shall be responsible for the failure of any other Issuing Bank to make funds available to you.

     An Issuing Bank may cease to be a party to, and a new bank may become a party to, this Letter of Credit, and the Letter of Credit Percentage of an Issuing Bank may change; provided that no such event will reduce the then available amount under this Letter of Credit. Prior to the occurrence of any such event, JPMorgan Chase will provide prompt written notice of such event to you (and the Commission at its address indicated in Annex G), including any change in the identities of the Issuing Banks severally but not jointly liable in respect of the aggregate undrawn amount of this Letter of Credit (based upon their respective Letter of Credit Percentages thereof) and any change in such Letter of Credit Percentages.

     Under the Order, any such new bank must be a bank that is (a) any United States Bank that (i) is among the 50 largest United States banks, determined on the basis of total assets as of December 31, 2003, (ii) whose deposits are insured by the Federal Deposit Insurance Corporation, and (iii) has a long-term unsecured credit rating issued by Standard & Poor’s of A- or better (or an equivalent rating from another nationally recognized credit rating agency); or (b) any non-U.S. bank that (i) is among the 50 largest non-U.S. banks in the world, determined on the basis of total assets as of December 31, 2003 (determined on a U.S. dollar equivalent basis as of such date), (ii) has a branch office in New York City or such other branch office agreed to by the Commission, (iii) has a long-term unsecured credit rating issued by a widely-recognized credit rating agency that is equivalent to an A- or better rating by Standard & Poor’s, and (iv) issues this Letter of Credit payable in United States dollars.

     Multiple drawings are permitted under this Letter of Credit, and the undrawn amount of this Letter of Credit shall be reduced by any such multiple draw hereunder.

     This Letter of Credit shall be subject to automatic amendment consisting of a decrease in the amount available hereunder to the amount specified in a certificate purportedly signed by the Transition Administrator or, if not an individual, purportedly signed by two authorized representatives of the Transition Administrator, and purportedly countersigned by an authorized signatory of the Commission, in the form attached as Annex D, which amendment shall automatically become effective upon receipt by JPMorgan Chase of such certificate. Promptly following receipt by it of any such certificate, JPMorgan Chase will forward a copy thereof to the Issuing Banks at their respective addresses indicated on Annex G.

     This Letter of Credit is not transferable or assignable in whole or in part, except that this Letter of Credit may be transferred in its entirety (but not in part) to any successor trustee succeeding you pursuant to, and in accordance with, the Order, and JPMorgan Chase only is authorized to act as the transferring bank. JPMorgan Chase shall not recognize any transfer of this Letter of Credit until this original Letter of Credit together with any amendments and a completed Transfer Form purportedly signed by the current Trustee and purportedly countersigned by the Commission, attached hereto as Annex F, is received by it. In case of any transfer of this Letter of Credit, any draft and any required statement of the Trustee thereafter presented under this Letter of Credit must be executed solely by the transferee. This Letter of Credit may not be transferred to any person if such transfer would result in a violation of U.S. Foreign Assets Control Regulations (31 C.F.R. Subtitle B, Chapter V) or other applicable U.S. Laws and Regulations.

     This Letter of Credit sets forth in full the undertaking of the Issuing Banks, and such undertaking shall not in any way be modified, amended, amplified or limited by reference to any document, instrument or agreement referred to herein, except only the certificates and the drafts referred to herein and the ISP (as defined below); and any such reference shall not be deemed to incorporate herein by reference any document, instrument or agreement except for such certificates and such drafts and the ISP.

     This Letter of Credit shall be subject to, governed by, and construed in accordance with, the International Standby Practices 1998, International Chamber of Commerce Publication No. 590 (the “ISP”), which is incorporated into the text of this Letter of Credit by this reference, and, to the extent not inconsistent therewith, the laws of the State of New York, including the Uniform Commercial Code as in effect in the State of New York.

     Communications with respect to this Letter of Credit shall be addressed to JPMorgan Chase at its address set forth above, specifically referring to the number of this Letter of Credit, and all such communications shall be deemed appropriate notice to each of the Issuing Banks.

Very truly yours,

Maximum Letter of Credit Amount:	JPMORGAN CHASE BANK, N.A.
$312,500,000.00
Letter of Credit Percentage: 12.5%	By; s/s Maria Adamczyk
L/C Reference Number P-622662	Name: MARIA ADAMCZYK
Title: VICE PRESIDENT

     This is a signature page by the above Issuing Bank to Letter of Credit No. P-622662 issued by JPMorgan Chase Bank, N.A.; Citibank, N.A.; Bank of America, N.A.; The Bank of Nova Scotia; Barclays Bank PLC; Wachovia Bank, National Association; Société Générale; and The Royal Bank of Scotland plc in favor of U.S. Bank National Association, as trustee. By execution of this signature page, the above Issuing Bank authorizes JPMorgan Chase Bank, N.A. to affix this signature page to the original copy of such Letter of Credit to be delivered to the Beneficiary.

Maximum Letter of Credit Amount:	CITIBANK, N.A.
$312,500,000.00
Letter of Credit Percentage: 12.5%	By; s/s Freddy Boom
L/C Reference Number 61638251	Name: Freddy Boom
Title: Director

     This is a signature page by the above Issuing Bank to Letter of Credit No. P-622662 issued by JPMorgan Chase Bank, N.A.; Citibank, N.A.; Bank of America, N.A.; The Bank of Nova Scotia; Barclays Bank PLC; Wachovia Bank, National Association; Société Générale; and The Royal Bank of Scotland plc in favor of U.S. Bank National Association, as trustee. By execution of this signature page, the above Issuing Bank authorizes JPMorgan Chase Bank, N.A. to affix this signature page to the original copy of such Letter of Credit to be delivered to the Beneficiary.

Maximum Letter of Credit Amount:	BANK OF AMERICA, N.A.
$312,500,000.00
Letter of Credit Percentage: 12.5%	By; s/s Sandra Leon
L/C Reference Number 3073253	Name: Sandra Leon
Title: Vice President

     This is a signature page by the above Issuing Bank to Letter of Credit No. P-622662 issued by JPMorgan Chase Bank, N.A.; Citibank, N.A.; Bank of America, N.A.; The Bank of Nova Scotia; Barclays Bank PLC; Wachovia Bank, National Association; Société Générale; and The Royal Bank of Scotland plc in favor of U.S. Bank National Association, as trustee. By execution of this signature page, the above Issuing Bank authorizes JPMorgan Chase Bank, N.A. to affix this signature page to the original copy of such Letter of Credit to be delivered to the Beneficiary.

Maximum Letter of Credit Amount:	THE BANK OF NOVA SCOTIA
$312,500,000.00
Letter of Credit Percentage: 12.5%	By; s/s Ross Coomber
L/C Reference Number 91164/80085	Name: Ross Coomber
Title: Senior Assistant Agent

     This is a signature page by the above Issuing Bank to Letter of Credit No. P-622662 issued by JPMorgan Chase Bank, N.A.; Citibank, N.A.; Bank of America, N.A.; The Bank of Nova Scotia; Barclays Bank PLC; Wachovia Bank, National Association; Société Générale; and The Royal Bank of Scotland plc in favor of U.S. Bank National Association, as trustee. By execution of this signature page, the above Issuing Bank authorizes JPMorgan Chase Bank, N.A. to affix this signature page to the original copy of such Letter of Credit to be delivered to the Beneficiary.

Maximum Letter of Credit Amount:	BARCLAYS BANK PLC
$312,500,000.00
Letter of Credit Percentage: 12.5%	By; s/s Nicholas A. Bell
L/C Reference Number SB00356	Name: Nicholas A. Bell
Title: Director, Loan Transaction Management

     This is a signature page by the above Issuing Bank to Letter of Credit No. P-622662 issued by JPMorgan Chase Bank, N.A.; Citibank, N.A.; Bank of America, N.A.; The Bank of Nova Scotia; Barclays Bank PLC; Wachovia Bank, National Association; Société Générale; and The Royal Bank of Scotland plc in favor of U.S. Bank National Association, as trustee. By execution of this signature page, the above Issuing Bank authorizes JPMorgan Chase Bank, N.A. to affix this signature page to the original copy of such Letter of Credit to be delivered to the Beneficiary.

Maximum Letter of Credit Amount:	WACHOVIA BANK, NATIONAL ASSOCIATION
$312,500,000.00
Letter of Credit Percentage: 12.5%	By; s/s Rhonda C. Sulier
L/C Reference Number SM212330W	Name: Rhonda C. Sulier
Title: Vice President

     This is a signature page by the above Issuing Bank to Letter of Credit No. P-622662 issued by JPMorgan Chase Bank, N.A.; Citibank, N.A.; Bank of America, N.A.; The Bank of Nova Scotia; Barclays Bank PLC; Wachovia Bank, National Association; Société Générale; and The Royal Bank of Scotland plc in favor of U.S. Bank National Association, as trustee. By execution of this signature page, the above Issuing Bank authorizes JPMorgan Chase Bank, N.A. to affix this signature page to the original copy of such Letter of Credit to be delivered to the Beneficiary.

Maximum Letter of Credit Amount:	SOCIÉTÉ GÉNÉRALE
$312,500,000.00
Letter of Credit Percentage: 12.5%	By; s/s Mark Vigil
L/C Reference Number 54218	Name: Mark Vigil
Title: Managing Director

     This is a signature page by the above Issuing Bank to Letter of Credit No. P-622662 issued by JPMorgan Chase Bank, N.A.; Citibank, N.A.; Bank of America, N.A.; The Bank of Nova Scotia; Barclays Bank PLC; Wachovia Bank, National Association; Société Générale; and The Royal Bank of Scotland plc in favor of U.S. Bank National Association, as trustee. By execution of this signature page, the above Issuing Bank authorizes JPMorgan Chase Bank, N.A. to affix this signature page to the original copy of such Letter of Credit to be delivered to the Beneficiary.

Maximum Letter of Credit Amount:	THE ROYAL BANK OF SCOTLAND PLC
$312,500,000.00
Letter of Credit Percentage: 12.5%	By; /s/ Andrew Wynn
L/C Reference Number LCA03030500912NY	Name: Andrew Wynn
Title: Senior Vice President

     This is a signature page by the above Issuing Bank to Letter of Credit No. P-622662 issued by JPMorgan Chase Bank, N.A.; Citibank, N.A.; Bank of America, N.A.; The Bank of Nova Scotia; Barclays Bank PLC; Wachovia Bank, National Association; Société Générale; and The Royal Bank of Scotland plc in favor of U.S. Bank National Association, as trustee. By execution of this signature page, the above Issuing Bank authorizes JPMorgan Chase Bank, N.A. to affix this signature page to the original copy of such Letter of Credit to be delivered to the Beneficiary.

ANNEX A

TO IRREVOCABLE STANDBY LETTER OF CREDIT NO. P-622662

Form of Draft

To:	JPMorgan Chase Bank, N.A.
C/O JPMorgan Treasury Services
Global Trade Services
10420 Highland Manor Dr., 4th Floor
Tampa, FL 33601
Attn: Standby Letter of Credit Department

DRAWN ON LETTER OF CREDIT No: P-622662

AT SIGHT

PAY TO THE ORDER OF U.S. BANK NATIONAL ASSOCIATION BY

[CHECK/WIRE TRANSFER OF FEDERAL RESERVE BANK OF NEW YORK]

FUNDS TO:	___________________________________________

___________________________________________

Account Number: (___________________)

[INSERT AMOUNT IN WORDS] DOLLARS AND NO/CENTS

$[INSERT AMOUNT IN NUMBERS]

U.S. BANK NATIONAL ASSOCIATION, as
   trustee

By: ____________________________
       TITLE:

ANNEX B-1
TO IRREVOCABLE STANDBY LETTER OF CREDIT NO. P-622662

Draw Certificate

     Reference is made to Letter of Credit No. P-622662 (the “Letter of Credit”) issued by JPMorgan Chase Bank, N.A.; Citibank, N.A.; Bank of America, N.A.; The Bank of Nova Scotia; Barclays Bank PLC; Wachovia Bank, National Association; Société Générale; and The Royal Bank of Scotland plc in favor of U.S. Bank National Association, as trustee. Terms defined in the Letter of Credit are used herein as defined therein.

     The undersigned hereby certifies to each Issuing Bank, with reference to the Letter of Credit that it is the Trustee as defined in the Letter of Credit and that [insert one of the following bracketed options]:

     [The Transition Administrator has certified to undersigned that pursuant to the Order, a payment in the amount of $___is appropriate to be made to the undersigned to hold in trust and disburse to ___to satisfy a payment obligation of Nextel, and further certifying that the Transition Administrator instructed the Trustee to make such payment via draw on the Letter of Credit]

     OR

     [The Commission has certified to the undersigned that pursuant to paragraph 184 of the Order and the Commission’s finding that Nextel is in material breach of the terms of the Order, the Trustee is entitled to receive payment of $___representing the remaining undrawn amount of the Letter of Credit, and the Commission has directed the undersigned to draw such amount on the Letter of Credit and to hold the same in trust, and to disburse such amount, in accordance with the instructions of the Transition Administrator.]

     OR

     [The Commission has certified to the undersigned that pursuant to paragraph 185 of the Order, the Commission has approved the use of $___of letter of credit proceeds to compensate [the Transition Administrator/the Trustee] for its services, and the Commission has directed the undersigned to draw such amount on the Letter of Credit and to remit to [the Transition Administrator/the Trustee] from the proceeds thereof the amounts owing for compensation for such services.]

     OR

     [The Commission has certified to the undersigned that, given [notice of non-renewal of the Letter of Credit and failure of Nextel, through its wholly owned subsidiary Nextel Finance Company or otherwise, to obtain a satisfactory replacement thereof/the fact that the Ultimate Expiration Date of the Letter of Credit is 60 days or less from the date of this draw certificate and the failure of Nextel to obtain a satisfactory replacement thereof], pursuant to the Order, the Trustee is entitled to receive payment of $___representing the remaining undrawn amount of the Letter of Credit, and the Commission has directed the undersigned to draw such amount on the Letter of Credit and to hold the same in trust, and to disburse such amount, pursuant to the Order.]

     OR

     [The Commission has certified to the undersigned that pursuant to [paragraph 186 of the Order, the Commission has directed the undersigned to draw on the Letter of Credit $___for payment to the United States Treasury/paragraph 330 of the Order, Nextel has elected to apply $___of letter of credit proceeds for payment to the United States Treasury and the Commission has directed the undersigned to draw such amount on the Letter of Credit for payment to the United States Treasury].]

     A copy of the signed certification [of the Transition Administrator referred to above, completed and in the form of Annex B-2 to the Letter of Credit purportedly signed by or on behalf of the Transition Administrator is attached hereto/of the Commission referred to above, completed and in the form of Annex B-3 to the Letter of Credit purportedly signed by or on behalf of the Commission is attached hereto].

     IN WITNESS WHEREOF, the undersigned has executed this certificate as of [specify time of day] on the ___day of ___, 200___.

U.S. BANK NATIONAL ASSOCIATION, as
   trustee

By: _______________________
           Name:
           Title:

ANNEX B-2
TO IRREVOCABLE STANDBY LETTER OF CREDIT NO. P-622662

Draw Certificate of Transition Administrator

     Reference is made to Letter of Credit No. P-622662 (the “Letter of Credit”) issued by JPMorgan Chase Bank, N.A.; Citibank, N.A.; Bank of America, N.A.; The Bank of Nova Scotia; Barclays Bank PLC; Wachovia Bank, National Association; Société Générale; and The Royal Bank of Scotland plc in favor of U.S. Bank National Association, as trustee. Terms defined in the Letter of Credit are used herein as defined therein.

     The undersigned hereby certifies to the Trustee, with reference to paragraph 344 of the Order, pursuant to which Nextel, through its wholly owned subsidiary, Nextel Finance Company, has provided the Letter of Credit, that it is the Transition Administrator as defined in the Letter of Credit and that:

     i. ___[Name of licensee] is an 800 MHz licensee that has obtained a quotation for [estimated expenses/final expenses] in the amount of $ ___in connection with transition from ___[specify spectrum] to ___[specify spectrum]. On ___[date] (the “Obligation Date”), this quotation was [deemed reasonable by the Transition Administrator/deemed final after application of the dispute resolution mechanisms in the Order], and notification thereof was made to Nextel for payment. The period of forty (40) days has expired since the Obligation Date, without evidence of payment of such obligation by Nextel, and the undersigned has determined that no good cause exists for Nextel’s failure to honor such payment obligation.

     ii. The undersigned has established and will maintain for [specify time period] a file containing documents and records (any and all of which may be in electronic form) that demonstrate with reasonable specificity, and consistent with [financial standards for expense documentation/other standards or standards contained in the Order], conclusions stated in its certification in clause (i) above, and such file shall be available during regular business hours for inspection or audit by the auditors specified in the tri-party agreement between the undersigned, the Trustee and Nextel dealing with, inter alia, the subject matter hereof.

     Based on the foregoing, the Transition Administrator hereby directs the Trustee to draw on the Letter of Credit in the amount and for the benefit of the party specified in clause (i) above, and to make payment of the above amount (from the proceeds of the Letter of Credit) by ___ [insert date seventy (70) days after the Obligation Date] to ___[name of licensee] payable as follows: [Insert Payment Instructions for licensee/or indicate payment instructions to follow in separate documentation]

     IN WITNESS WHEREOF, the undersigned has executed this certificate as of the ___day of ___, 200___.

[TRANSITION ADMINISTRATOR ]

[TWO SIGNATURES REQUIRED IF TRANSITION
ADMINISTRATOR IS AN ENTITY; ONE SIGNATURE
REQUIRED IF TRANSITION ADMINISTRATOR IS A NATURAL
PERSON]

By: _______________________
           Name:
           Title:

By: _______________________
           Name:
           Title:

ANNEX B-3
TO IRREVOCABLE STANDBY LETTER OF CREDIT NO. P-622662

Draw Certificate of Commission

     Reference is made to Letter of Credit No. P-622662 (the “Letter of Credit”) issued by JPMorgan Chase Bank, N.A.; Citibank, N.A.; Bank of America, N.A.; The Bank of Nova Scotia; Barclays Bank PLC; Wachovia Bank, National Association; Société Générale; and The Royal Bank of Scotland plc in favor of U.S. Bank National Association, as trustee. Terms defined in the Letter of Credit are used herein as defined therein.

     The undersigned hereby certifies to the Trustee, with reference to paragraph 344 of the Order, pursuant to which Nextel, through its wholly owned subsidiary, Nextel Finance Company, has provided the Letter of Credit, that [insert one of the following bracketed options]:

     [Pursuant to the paragraph 184 of the Order and the Commission’s finding that Nextel is in material breach of the terms of the Order, the Trustee is entitled to receive payment of $___representing the remaining undrawn amount of the Letter of Credit, and the Commission hereby directs the Trustee to draw such amount on the Letter of Credit and to hold the same in trust, and to disburse such amount, in accordance with the instructions of the Transition Administrator.]

     OR

     [Pursuant to paragraph 185 of the Order, the Commission has approved the use of $___of letter of credit proceeds to compensate [the Transition Administrator/the Trustee] for its services, and the Commission hereby directs the Trustee to draw such amount on the Letter of Credit and to remit to [the Transition Administrator/the Trustee] from the proceeds thereof the amounts owing for compensation for such services.]

     OR

     [Given [notice of non-renewal of the Letter of Credit and failure of Nextel, through its wholly owned subsidiary Nextel Finance Company or otherwise, to obtain a satisfactory replacement thereof/the fact that the Ultimate Expiration Date of the Letter of Credit is 60 days or less from the date of this certificate and the failure of Nextel to obtain a satisfactory replacement thereof], pursuant to the Order, the Trustee is entitled to receive payment of $___representing the remaining undrawn amount of the Letter of Credit, and the Commission hereby directs the Trustee to draw such amount on the Letter of Credit and to hold the same in trust, and to disburse such amount, pursuant to the Order.]

     OR

     [Pursuant to [paragraph 186 of the Order, the Commission hereby directs the Trustee to draw on the Letter of Credit $___for payment to the United States Treasury/paragraph 330 of the Order, Nextel has elected to apply $___of letter of credit proceeds for payment to the United States Treasury and the Commission hereby directs the Trustee to draw such amount on the Letter of Credit for payment to the United States Treasury].]

     IN WITNESS WHEREOF, the undersigned has executed this certificate as of [specify time of day] on the ___day of ___, 200___.

FEDERAL COMMUNICATIONS COMMISSION

By: _______________________
           Name:
           Its Authorized Signatory

ANNEX C
TO IRREVOCABLE STANDBY LETTER OF CREDIT NO. P-622662

Certificate Regarding Defaulting Issuing Bank

     Reference is made to Letter of Credit No. P-622662 (the “Letter of Credit”) issued by JPMorgan Chase Bank, N.A.; Citibank, N.A.; Bank of America, N.A.; The Bank of Nova Scotia; Barclays Bank PLC; Wachovia Bank, National Association; Société Générale; and The Royal Bank of Scotland plc in favor of U.S. Bank National Association, as trustee. Terms defined in the Letter of Credit are used herein as defined therein.

     The undersigned hereby certifies to the Issuing Banks that one or more Issuing Banks has failed to make full payment of the amount of a drawing (herein, the “Defaulted Drawing”) made by the undersigned on ___, 200___under the Letter of Credit. The aggregate Defaulted Amount in respect of the Defaulted Drawing is $___, and the identity of the defaulting Issuing Banks is ___. By delivery of this Certificate, the undersigned hereby draws from the Non-Defaulting Issuing Banks under the Letter of Credit the full amount of the Defaulted Amount in respect of the Defaulted Drawing.

     IN WITNESS WHEREOF, the undersigned has executed this certificate as of [specify time of day] on the ___day of ___, 200___.

U.S. BANK NATIONAL ASSOCIATION, as
  trustee

By: _______________________
           Name:
           Title:

ANNEX D
TO IRREVOCABLE STANDBY LETTER OF CREDIT NO. P-622662

Certificate Regarding Reduction of Letter of Credit

     Reference is made to Letter of Credit No. P-622662 (the “Letter of Credit”) issued by JPMorgan Chase Bank, N.A.; Citibank, N.A.; Bank of America, N.A.; The Bank of Nova Scotia; Barclays Bank PLC; Wachovia Bank, National Association; Société Générale; and The Royal Bank of Scotland plc in favor of U.S. Bank National Association, as trustee. Terms defined in the Letter of Credit are used herein as defined therein.

     The undersigned hereby certifies to the Issuing Banks, with reference to (a) the Letter of Credit, and (b) paragraph 344 of the Order, that it is the Transition Administrator as defined in the Letter of Credit and that the amount of the Letter of Credit shall be reduced to the amount equal to $___;.

     IN WITNESS WHEREOF, the undersigned has executed this certificate as of the ___day of ___, 200_.

[TRANSITION ADMINISTRATOR ]

[TWO SIGNATURES REQUIRED IF TRANSITION
ADMINISTRATOR IS AN ENTITY; ONE SIGNATURE
REQUIRED IF TRANSITION ADMINISTRATOR IS A NATURAL
PERSON]

By: _______________________
           Name:
           Title:

By: _______________________
           Name:
           Title:

COUNTERSIGNED:

FEDERAL COMMUNICATIONS COMMISSION

By: _______________________
           Name:
           Its Authorized Signatory

ANNEX E
TO IRREVOCABLE STANDBY LETTER OF CREDIT NO. P-622662

Certificate Regarding Termination of Letter of Credit

     Reference is made to Letter of Credit No. P-622662 (the “Letter of Credit”) issued by JPMorgan Chase Bank, N.A.; Citibank, N.A.; Bank of America, N.A.; The Bank of Nova Scotia; Barclays Bank PLC; Wachovia Bank, National Association; Société Générale; and The Royal Bank of Scotland plc in favor of U.S. Bank National Association, as trustee. Terms defined in the Letter of Credit are used herein as defined therein.

     The undersigned hereby certifies to the Issuing Banks, with reference to (a) the Letter of Credit, and (b) paragraph 344 of the Order, that it is the Transition Administrative as defined in the Letter of Credit and that:

     (1) [include one of the following clauses, as applicable]

     (a) The Order has been fulfilled in accordance with the provisions thereof;

     (b) Nextel Communications, Inc. has paid to the appropriate parties all amounts it is required to pay pursuant to the terms of the Order; or

     (c) Nextel Communications, Inc. has provided a replacement letter of credit satisfactory to the Commission.

     (2) By reason of the event or circumstance described in paragraph (1) of this certificate, and effective upon the receipt by JPMorgan Chase of this certificate (countersigned as set forth below), the Letter of Credit is terminated.

     IN WITNESS WHEREOF, the undersigned has executed this certificate as of the ___day of ___, 200_.

[TRANSITION ADMINISTRATOR ]

[TWO SIGNATURES REQUIRED IF TRANSITION
ADMINISTRATOR IS AN ENTITY; ONE SIGNATURE
REQUIRED IF TRANSITION ADMINISTRATOR IS A NATURAL
PERSON]

By: _______________________
           Name:
           Title:

By: _______________________
           Name:
           Title:

COUNTERSIGNED:

FEDERAL COMMUNICATIONS COMMISSION

By: _______________________
           Name:
           Its Authorized Signatory

ANNEX F
TO IRREVOCABLE STANDBY LETTER OF CREDIT NO. P-622662

TRANSFER REQUEST

Date: ________________

To:
JPMorgan Chase Bank, N.A.
C/O JPMorgan Treasury Services
   Global Trade Services
10420 Highland Manor Drive
Tampa, Florida 33610
Attention: Standby Letter of Credit Department

     Re:      Letter of Credit No. P-622662

Gentlemen:

     For value received, the undersigned Beneficiary hereby irrevocably transfers to:

_____________________________________________________________________
Name of Transferee

_____________________________________________________________________
Address

_____________________________________________________________________

all rights of the undersigned Beneficiary to draw under the above Letter of Credit in its entirety.

     The undersigned Beneficiary hereby certifies that the transferee is a successor trustee succeeding the Beneficiary pursuant to, and in accordance with, the Order under and as defined in said Letter of Credit.

     By this transfer, all rights of the undersigned Beneficiary in such Letter of Credit are transferred to the transferee and the transferee shall have the sole rights as Beneficiary thereof, including sole rights relating to any amendments whether increases or extensions or other amendments and whether now existing or hereafter made. All amendments are to be advised direct to the transferee without necessity of any consent of or notice to the undersigned Beneficiary.

     The original of such Letter of Credit is returned herewith, and we ask you to endorse the transfer on the reverse thereof, and forward it direct to the transferee with your customary notice of transfer.

Sincerely,

______________________
Name of Beneficiary

______________________
Authorized Name & Title

______________________
Authorized Signature

______________________
Telephone Number

SIGNATURE GUARANTEE

The above signature, with title as stated, conforms with that on file with us and is authorized for execution of such instruments and we certify that the above beneficiary has been identified by us in accordance with the USA PATRIOT ACT procedures of our bank.

Name & Address of Bank _______________________

___________________________________________
Authorized Name & Title
Authorized Signature __________________________
Telephone No. _______________________________

COUNTERSIGNED:

FEDERAL COMMUNICATIONS COMMISSION

By: ___________________________
           Name:
           Its Authorized Signatory

ANNEX G
TO IRREVOCABLE STANDBY LETTER OF CREDIT NO. P-622662

Contact Information for Issuing Banks

Name	Contact Information

JPMORGAN CHASE BANK, N.A.	JPMorgan Chase Bank, N.A.
L/C Reference Number 622662	C/O JPMorgan Treasury Services
Global Trade Services
10420 Highland Manor Drive
Tampa, Florida 33610
SWIFT: CHASUS33
Attn: James Alonzo
Phone: (813) 432-6339
Fax: (813) 432-5161
email: james.alonzo@chase.com

CITIBANK, N.A.	Citibank, N.A.
L/C Reference Number 61638251	% Citicorp North America, Inc.
3800 Citibank Center
Building B, 3rd Floor
Tampa, FL 33610
SWIFT: CITIUS33
Attn: Standby Letter of Credit Department
Phone: (813) 604-7203
Fax: (813) 604-7187
email: sonja.hudson@citigroup.com

BANK OF AMERICA, N.A.	Bank of America, N.A.
L/C Reference Number 3073253	333 S. Beaudry Avenue
Los Angeles, CA 90017-1466
SWIFT: BOFAUS6S
Attn: Sandra Leon
Phone: (213) 345-5231
Fax: (213) 345-0265
email: Sandra.leon@bankofamerica.com

Alternate:
Bank of America, N.A.
901 Main Street, 64th Floor
Dallas, TX 75202
TX1-492-64-01
Attn: Scott Conner
Phone: (214) 209-9155
Fax: (214) 209-9390
email: scott.conner@bankofamerica.com

THE BANK OF NOVA SCOTIA	The Bank of Nova Scotia
L/C Reference Number 91164/80085	One Liberty Plaza
New York, NY 10006
SWIFT: NOSCUS33
Attn: Sandra Edwards
Phone: (212) 225-5424
Fax: (212) 225-6464/(212) 225-5499
email: sandra_edwards@scotiacapital.com

BARCLAYS BANK PLC	Barclays Bank PLC
L/C Reference Number SB00356	200 Cedar Knolls Road, 4th Floor
Whippany, NJ 07981
SWIFT: BARCUS33
Attn: Dawn Townsend
Phone: (973) 576-3306
Fax: (973) 576-3017
email: dawn.townsend@barcap.com

Alternate:
Barclays Bank PLC
200 Park Avenue
New York, NY 10166
Attn: Nick Bell
Phone: (212) 412-4029
Fax: (212) 412-7600
email: Nicholas.bell@barcap.com

WACHOVIA BANK, NATIONAL ASSOCIATION	Wachovia Bank, National Association
L/C Reference Number SM212330W	401 Linden Street — 1st Floor
Winston-Salem, NC 27101
Standby Letter of Credit Unit — NC6034
SWIFT: PNBPUS33SLC
Attn: Rhonda Sulier — Standby Letters of Credit
Phone: (336) 735-3370
Fax: (336) 735-0950
email: Rhonda.sulier@wachovia.com

SOCIÉTÉ GÉNÉRALE	Société Générale
L/C Reference Number 54218	1221 Av. of the Americas, 8th Floor
New York, NY 10020
SWIFT: SOGEUS33
Attn: Jeff Green
Phone: (212) 278-6727
Fax: (212) 278-7428
email: jeff.green@sgcib.com

THE ROYAL BANK OF SCOTLAND PLC	The Royal Bank of Scotland plc
L/C Reference Number LCA03030500912NY	101 Park Avenue
New York, NY 10178
SWIFT: RBOSUS33
Attn: Alex Daw
Phone: (212) 401-3407
Fax: (212) 401-3456
email: alex.daw@rbos.com

Contact Information for Commission

General Counsel
Federal Communications Commission
9300 East Hampton Drive
Capitol Heights, MD 20743

with a copy to:

Chief, Public Safety & Critical Infrastructure Division
Wireless Telecommunications Bureau
Federal Communications Commission
9300 East Hampton Drive
Capitol Heights, MD 20743
Fax: (202) 418-0787